                                                                    Exhibit 10.5

                    AGREEMENT OF AMENDMENT AND REAFFIRMATION

     This Agreement of Amendment and Reaffirmation (this "Agreement") is made and entered into as of November 26, 2004, by and among Tidel Technologies, Inc., a Delaware corporation (the "Borrower"), Tidel Engineering, LP, a Delaware
limited partnership ("Engineering"), Tidel Cash Systems, Inc., a Delaware
corporation ("Tidel Cash"), Anycard International, Inc., a Delaware corporation
("Anycard"), Tidel Services, Inc., a Delaware corporation ("Services") and
Laurus Master Fund, Ltd., a Cayman Islands company (the "Lender").

     WHEREAS, the Borrower is presently indebted to the Lender, pursuant to that certain Convertible Term Note in the amount of $6,450,000, dated as of November
25, 2003 (the "2003 Note"), which is payable to the Lender as provided in the agreements, documents and instruments executed pursuant to or in connection with the 2003 Note (collectively, the "Loan Documents");

     WHEREAS, as of the date hereof, the Lender is extending to the Borrower (i)
a convertible term note in the principal amount of six hundred thousand dollars
($600,000) (the "2004 Convertible Note"), (ii) a term note in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (the "2004 Term
Note") and (iii) a purchase order finance and security agreement by and between
Engineering, any other Credit Party (as defined therein) signatory thereto, and
Lender (the "Purchase Order Agreement," and together with the 2004 Convertible
Note and the 2004 Term Note, the "2004 Loan"). In connection therewith, a securities purchase agreement, the 2004 Loan and other related documents are being executed, 1,251,000 shares of common stock, par value $0.01 per share of
Borrower (the "Common Stock") is being issued to Lender in satisfaction of certain fees owed by Borrower to Lender, and a warrant to purchase 500,000 shares of Common Stock, is being issued to Lender (the "2004 Warrant"). All of the documents, instruments and agreements executed in connection with the extension by the Lender of the 2004 Loan shall be referred to herein as the "New
Documents" and the transaction contemplated thereby shall be referred to hereby as the "New Transaction"; and

     WHEREAS, in connection with the New Transaction, the parties hereto desire to amend certain of the Loan Documents as set forth herein;

     NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AMENDMENTS TO SECURITY AGREEMENT. That certain Security Agreement by the
Borrower, Engineering, Tidel Cash, Anycard and Services in favor of the Lender dated as of November 25, 2003, as amended (the "Security Agreement") is hereby amended as follows:

     (a) The "To" address in the Introduction of the Security Agreement shall be replaced in its entirety with the following:

                  Laurus Master Fund, Ltd.
                  c/o M & C Corporate Services Limited
                  P.O. Box 300, GT, Ugland House
                  Georgetown, Grand Cayman
                  Cayman Islands

     (b) The initial paragraph shall replaced in its entirety as follows:

     To secure the payment of all Obligations (as hereinafter defined), we hereby grant to you a continuing security interest in all of the following property now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest (the
"Collateral"): all cash, cash equivalents, accounts, accounts receivable, deposit accounts (including, without limitation, that certain account no.
32407011661 in the name of Engineering maintained at JPMorgan Chase Bank (the
"Depositary") as referred to in that certain Blocked Account Control Agreement between Engineering, you and the Depositary dated November 25, 2003), inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among our affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any of us), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any of us now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor.

     (c) The second paragraph shall be replaced in its entirety as follows:

     The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by us to you arising under, out of, or in connection with: (i) all obligations owing by us to you under any and all guaranty agreements; (ii) all obligations owing by Tidel Technologies, Inc.
("Tidel") to you under the Convertible Term Note dated as of November 25, 2003 in the original principal amount of $6,450,000, as amended, modified and supplemented from time to time or otherwise (the "2003 Note"); (iii) that certain Securities Purchase Agreement dated as of November 25, 2003 by and between Tidel and you (the "2003 Securities Purchase Agreement") and (iv) the
Related Agreements referred to in the 2003 Securities Purchase Agreement (the
2003 Securities Purchase Agreement, the 2003 Note and each such Related
Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "2003 Documents"), (v) all obligations owing by Tidel to you under the Convertible Term Note dated as of
November 26, 2004 in the principal amount of $600,000 (the "2004 Convertible
Note"); (vi) all obligations owing by Tidel to you under the Term Note dated as of November 26, 2004 in the original principal amount of $1,500,000 (the "2004
Term Note"), (vii) all obligations owing by Tidel to you under that certain
Purchase Order Finance and Security Agreement by and between Tidel and you,

dated as of November 26, 2004 (the "Purchase Order Agreement") and the Loan
Documents (as such term is defined in the Purchase Order Agreement), (viii) that certain Securities Purchase Agreement dated as of November 26, 2004 by and between Tidel and you (the "2004 Securities Purchase Agreement") and (ix) the
Related Agreements referred to in the 2004 Securities Purchase Agreement (the
2004 Securities Purchase Agreement, the 2004 Convertible Note, the 2004 Term
Note, and each such Related Agreement, the Purchase Order Agreement, and each such Loan Document, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "2004 Documents")
and in connection with any documents, instruments or agreements relating to or executed in connection with the 2003 Documents, the 2004 Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any of us owing to you (including, without limitation, indebtedness incurred in connection with the 2003 Note, the 2004 Convertible Note, the 2004 Term Note or the
Purchase Order Agreement), whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any of us under Title 11, United States Code, including, without limitation, obligations or indebtedness of any of us for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

     (d) Section 6(h) shall be replaced with the following:

     an Event of Default shall have occurred under and as defined in the 2003
Note, the 2004 Convertible Note, the 2004 Term Note or the Purchase Order
Agreement.

     (e) The following sentence shall be added to the end of Section 6:

     For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, you shall have the immediate right to withdraw any and all monies contained in any deposit accounts in the name of any of us or you and controlled by you and apply same to the repayment of the
Obligations (in such order of application as you may elect).

     2. AMENDMENTS TO PARTNERSHIP INTEREST PLEDGE AGREEMENT. That certain
Partnership Interest Pledge Agreement by and between Tidel Cash and Services in favor of Lender, dated as of November 25, 2003, as amended (the "Pledge
Agreement") is hereby amended as follows:

     (a) The last parenthetical in the first "WHEREAS" clause shall be stricken.

     (b) A second "WHEREAS" clause shall be added as follows:

     WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of November 26, 2004 (the "2004 Purchase Agreement") by and among the Company and Laurus, the Company agreed to sell and Laurus agreed to purchase, the

Purchaser Notes, as defined therein (the "2004 Purchaser Notes"), the Company and Laurus agreed to enter into the Purchase Order Agreement, as defined therein and Company agreed to issue to Laurus the Warrant, as defined therein (the "2004
Warrant", and, together with the 2004 Purchase Agreement, the 2004 Purchaser
Notes, the Purchase Agreement, the Purchaser Notes, the Warrant and the Purchase
Order Agreement and any and all documents, instruments and agreements executed in connection therewith, collectively, the "PURCHASE DOCUMENTS").

     (c) The following definition shall be added after the definition of
"COLLATERAL":

     "EVENT OF DEFAULT" as defined in the Purchaser Notes, in the 2004 Purchaser
Notes and in the Purchase Order Agreement.

     (d) The definition of "SECURED OBLIGATIONS" in Section 1(a) shall be replaced in its entirety as follows:

     "SECURED OBLIGATIONS": the collective reference to (a) all obligations owing by Pledgor to Laurus under the Purchase Documents, together with any document evidencing or related to any indebtedness or other obligations referred to in the immediately following clause (b), as each may be amended, restated, modified and/or supplemented from time to time and (b) all other indebtedness, obligations and liabilities of the Pledgor or any of its Subsidiaries to Laurus
(including, without limitation, indebtedness incurred in connection with the
Purchaser Notes, the 2004 Purchaser Notes and the Purchase Order Agreement),
whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (in each case, irrespective of the genuineness, validity, regularity or enforceability of such Secured Obligations, or of any instrument evidencing any of the
Indebtedness or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of such in any case commenced by or against the Pledgor or any of its
Subsidiaries under Title 11, United States Code, including, without limitation, obligations or indebtedness of the Pledgor or any of its Subsidiaries for post-petition interest, fees, costs and charges that would have accrued or been added to the Indebtedness but for the commencement of such case).

     (e) The first sentence of Section 16 shall be replaced in its entirety as follows:

     Laurus shall not by any act (except pursuant to the execution of a written instrument pursuant to Section 17 hereof), delay, indulge, omit or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any
Event of Default or in any breach of any of the terms and conditions hereof.

     3. AMENDMENTS TO EQUITY PLEDGE AGREEMENT. That certain Equity Pledge
Agreement by and between the Borrower and the Lender, dated as of November 25,
2003, as amended (the "Equity Pledge Agreement") is hereby amended as follows:

     (a) The last parenthetical in the first "WHEREAS" clause shall be stricken.

     (b) A second "WHEREAS" clause shall be added as follows:

     WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of November 26, 2004 (the "2004 Purchase Agreement") by and among the Company and the Purchaser, the Company agreed to sell and the Purchaser agreed to purchase, the Purchaser Notes, as defined therein (the "2004 Purchaser Notes"), the Company and Laurus agreed to enter into the Purchase Order Agreement, as defined therein, and the Company agreed to issue to the Purchaser the Warrant, as defined therein (the "2004 Warrant", and, together with the 2004 Purchase
Agreement, the 2004 Purchaser Notes, the Purchase Agreement, the Purchaser
Notes, the Warrant and the Purchase Order Agreement and any and all documents, instruments and agreements executed in connection therewith, collectively, the
"PURCHASE DOCUMENTS").

     (c) Section 3 shall be replaced in its entirety as follows:

     SECURITY FOR SECURED OBLIGATIONS. The security interest created hereby in the Collateral of Pledgor constitutes continuing collateral security for all of the following (the "SECURED OBLIGATIONS"): (a) all obligations owing by Pledgor to Laurus under the Purchase Documents, together with any document evidencing or related to any indebtedness or other obligations referred to in the immediately following clause (b), as each may be amended, restated, modified and/or supplemented from time to time and (b) all other indebtedness, obligations and liabilities of the Pledgor or any of its Subsidiaries to Laurus (including, without limitation, indebtedness incurred in connection with the Purchaser
Notes, the 2004 Purchaser Notes and the Purchase Order Agreement), whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (in each case, irrespective of the genuineness, validity, regularity or enforceability of such
Secured Obligations, or of any instrument evidencing any of the Indebtedness or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of such in any case commenced by or against the Pledgor or any of its Subsidiaries under Title 11, United States Code, including, without limitation, obligations or indebtedness of the Pledgor or any of its Subsidiaries for post-petition interest, fees, costs and charges that would have accrued or been added to the
Indebtedness but for the commencement of such case).

     (d) Section 8 shall be replaced in its entirety as follows:

     EVENTS OF DEFAULT. The occurrence of an event which under either the
Purchaser Notes and/or the 2004 Purchaser Notes and/or the Purchase Order
Agreement would constitute an Event of Default (as defined in the Purchaser
Notes, the 2004 Purchaser Notes or the Purchase Order Agreement, as applicable)
shall be an event of default hereunder (an "EVENT OF DEFAULT").

     (e) Section 9(a) shall be replaced in its entirety as follows:

     (f) GENERAL REMEDIES. Upon the occurrence of an Event of Default and during the continuation thereof, Laurus shall have, in respect of the Collateral of
Pledgor, in addition to the rights and remedies provided herein, in the Purchase

Documents or any document related to the Purchaser Notes, the 2004 Purchaser
Notes, the Purchase Order Agreement or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

     (g) Schedule 1 shall be amended to add to the Percentage Ownership column relating to AnyCard International, Inc. "100% of the stock is owned by Pledgor".

     4. AMENDMENTS TO REGISTRATION RIGHTS AGREEMENT. That certain Registration
Rights Agreement by and between the Borrower and the Lender, dated as of
November 25, 2003, as amended (the "Registration Rights Agreement") is hereby amended as follows:

     (a) A third introductory paragraph shall be added as follows:

     This Agreement shall also reflect that certain Securities Purchase
Agreement dated as of November 26, 2004 by and between the Purchaser and the
Company (the "2004 Securities Purchase Agreement") and pursuant to the Purchaser
Notes, the Purchase Order Agreement and the Warrant, as such terms are defined in the 2004 Securities Purchase Agreement (the "2004 Purchaser Notes", the
"Purchase Order Agreement" and the "2004 Warrant", respectively).

     (b) The definition of "Filing Date" in Section 1 shall be replaced in its entirety with the following:

     "Filing Date" means, with respect to the Registration Statement required to be filed hereunder, a date not later than twenty (20) days following the date upon which the Company shall have satisfied all of the Filing Requirements (as defined in Section 6.2.1 of the 2004 Securities Purchase Agreement).

     (c) The following definition shall be added below the definition of
"Trading Market":

     "2004 Convertible Note" shall mean that certain convertible promissory note issued by the Company to the Purchaser on November 26, 2004, with an original principal amount of $600,000.

     (d) The definition of "Registrable Securities" in Section 1 shall be replaced in its entirety as follows:

     "Registrable Securities" means the shares of Common Stock (i) issued upon the conversion of the Purchaser Notes and issuable upon exercise of the
Warrants, (ii) issued upon the conversion of the 2004 Convertible Note and the
2004 Warrant and (iii) representing the 2003 Fee Shares (as defined in the 2004
Securities Purchase Agreement).

     5. AMENDMENTS TO GUARANTY. That certain Guaranty by Engineering, Tidel
Cash, Services and Anycard in favor of Lender, dated as of November 25, 2003, as amended (the "GUARANTY") is hereby amended as follows:

     a. The following language in the first paragraph shall be stricken:

     whether arising under, out of, or in connection with (a) that certain
     Convertible Term Note in the original principal amount of $6,450,000 dated as the date hereof made by Borrower in favor of Lender (as amended, modified restated or supplemented from time to time, the "Convertible
     Note"), (b) that certain promissory note in the original principal amount of $400,000 dated as of the date hereof made by Borrower in favor of Lender
     (as amended, modified, restated or supplemented from time to time, the
     "Term Note" and, together with the Convertible Note, the "Purchaser
     Notes"), or (c) any documents, instruments, or agreements relating to or executed in connection with the Purchaser Notes or any documents, instruments or agreements referred to therein (as each may be amended, modified, restated or supplemented from time to time, the "Documents"), or otherwise ((a) - (c) collectively referred to as the "Obligations"),

     and replaced with the following:

     whether arising under, out of, or in connection with (a) that certain
     Convertible Term Note in the original principal amount of $6,450,000 dated as of November 25, 2003 made by Borrower in favor of Lender (as amended, modified restated or supplemented from time to time, the "Convertible
     Note"), (b) that certain Convertible Term Note in the original principal amount of $600,000 dated as of November 26, 2004 made by Borrower in favor of Lender (as amended, modified restated or supplemented from time to time, the "2004 Convertible Note"), (c) that certain Term Note in the original principal amount of $1,500,000 dated as of November 26 2004 made by
     Borrower in favor of Lender (as amended, modified restated or supplemented from time to time, the "2004 Term Note" and, together with the Convertible
     Note and the 2004 Convertible Note, the "Purchaser Notes"), (d) that certain Purchase Order Finance and Security Agreement between Borrower and
     Lender dated November 26, 2004 (the "Purchase Order Agreement"), (e) any
     documents, instruments, or agreements relating to or executed in connection with the Purchaser Notes or the Purchase Order Agreement or any documents, instruments or agreements referred to therein (as each may be amended, modified, restated or supplemented from time to time, the "Documents"), or
     (e) all other indebtedness, obligations and liabilities of Borrower to
     Lender (including, without limitation, indebtedness incurred in connection with the Purchaser Notes), whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty instrument or otherwise ((a) - (e) collectively referred to as the "Obligations"),

     b. In each instance where the Guaranty states "in either of the Purchaser
     Notes", such language shall be replaced by the language "in any of the
     Purchaser Notes or the Purchase Order Agreement".

     6. In connection with the New Transaction, the Borrower agrees with Lender that, except as expressly amended hereby, the following previously executed agreements are hereby affirmed and reaffirmed and shall remain in full force and effect in accordance with their respective terms, and shall survive the closing of the New Transaction and the 2004 Notes and the Purchase Order Agreement shall be secured pursuant to such Agreements:

     (a) the Security Agreement, and all amendments thereto;

     (b) the Pledge Agreement, and all amendments thereto;

     (c) the Equity Pledge Agreement, and all amendments thereto; and

     (d) the Guaranty, and all amendments thereto; and

     (e) the Blocked Account Control Agreement by and among Engineering, Lender and JP Morgan Chase Bank dated as of November 25, 2003, and all amendments thereto.

     7. The Registration Rights Agreement, except as expressly amended hereby, shall remain in full force and effect in accordance with its terms and shall survive the closing of the New Transaction as expressly amended hereby.

     8. If an Event of Default occurs and continues beyond any applicable grace periods under, and as defined in, any of the 2004 Convertible Note, the 2004
Term Note or the Purchase Order Agreement, then such Event of Default shall also constitute an Event of Default under the 2003 Note.

     9. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts located in New York County, New York (the "Courts")
in any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (each, an "Action") and each of the parties hereto irrevocably agrees that all claims in respect of an Action shall be heard and determined in the Courts. Each of the parties hereto (i) acknowledges that the Courts are the most appropriate forum for the resolution of any claims that could be asserted in an Action, and (ii) hereby irrevocably and unconditionally waives any objection that he or it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this
Agreement or any of the transactions contemplated hereby in the Courts. Each of the parties hereto hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding and any other defense relating to the choice of forum for an Action.

     IN WITNESS WHEREOF, the undersigned indicates its agreement to the foregoing by signature below as of the date first written above.

                                        LAURUS MASTER FUND, LTD.

                                        By:       /s/ David Grin
                                           -------------------------------------
                                              Name:   David Grin
                                              Title:  Director

AGREED AND ACCEPTED:

TIDEL TECHNOLOGIES, INC.

By: /s/ Mark K. Levenick
   --------------------------------
   Name:  Mark K. Levenick
   Title: President

TIDEL ENGINEERING, LP

By: /s/ Mark K. Levenick
   --------------------------------
   Name:  Mark K. Levenick
   Title: President

TIDEL CASH SYSTEMS, INC.

By: /s/ Mark K. Levenick
   --------------------------------
   Name:  Mark K. Levenick
   Title: President

TIDEL SERVICES, INC.

By: /s/ Mark K. Levenick
   --------------------------------
   Name:  Mark K. Levenick
   Title: President

ANYCARD INTERNATIONAL, INC.

By: /s/ Mark K. Levenick
   --------------------------------
   Name:  Mark K. Levenick
   Title: President